UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 13, 2006

SIBLING ENTERTAINMENT GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

333-60958	13-3963541
Commission File Number)	(IRS Employer Identification No.)

511 West 25th Street Suite 503 New York, New York 10001	(212) 414-9600
(Address of Principal Executive Offices)	(Telephone Number including Area Code)

---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Certain Officers

On December 13, 2006, Sibling Entertainment Group, Inc., a New York corporation (the “Company”) entered into employment contracts (the “Employment Agreements”) with the following officers of the Company; James S. Cardwell, Chief Financial Officer and Chief Accounting Officer; Richard Bernstein, Vice President; William F. Plon, Chief Financial Officer (collectively the “Executive Employees”). The employment contracts became effective retroactively on December 1, 2006 and are for a term of two (2) years. The form of these agreements is attached in Exhibits 10.1, 10.2 and 10.3 hereto.

Under the terms of the Employment Agreements, which are scheduled to expire on December 31, 2008, each Executive Employee remuneration is agreed to not be less than their respective base salary equal to the following:

For the period December 1 to December 31, 2006:
James Cardwell, COO	$10,000
Richard Bernstein, Vice President,
President of Sibling Music Corp	$10,000
William Plon, CFO	$ 8,250

For the remainder of the term of the contracts, beginning January 1, 2007:
James Cardwell, COO	$165,000
Richard Bernstein, Vice President,
President of Sibling Music Corp	$120,000
William Plon, CFO	$165,000

Each Executive Employee is also entitled to a signing bonus equal to the following:

James Cardwell, COO	$ 20,000
Richard Bernstein, Vice President,
President of Sibling Music Corp	$ 20,000
William Plon, CFO	$ 20,000

Each employee shall be entitled to an annual bonus of a minimum of 2% of pre-tax profits of the Company each year and bi-annual increases in their base salary of 6% minimum. Richard Bernstein shall also be entitled to an annual bonus of a minimum of 2% of pre-tax profits of Sibling Music Corp. Bonuses are to be paid 50% within 30 days of the signing of these agreements and 50% on the 1stanniversary of this Agreement. Termination of employment of each Executive Employee may occur at any point, with or without Cause (as defined in the Employment Agreements). Should termination of employment without Cause occur, each Executive Employee is entitled under the Employment Agreement to receive all of the compensation, rights and benefits described under their respective Employment Agreement through the expiration of the Term of such Employment Agreement.

If any Executive Employee is disabled, then such Executive Employee shall entitled to fifty (50%) of their base salary under the Employment Agreement including a pro-rata portion of any bonus and a continuation of any insurance for six (6) months. Each Executive Employee is also entitle to up to fifteen (15) weeks of family leave for a qualifying event as two-thirds (2/3) of the normal base salary.

The establishment of William F. Plon as CFO in title, and James Cardwell as COO in title, occurs on January 1, 2007.

Item 9.01 – Exhibits: Employment Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBLING ENTERTAINMENT GROUP, INC.

Dated: December 13, 2006	By:	/s/ James S. Cardwell
James Cardwell, Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No. 10.01	Employment Agreement, James Cardwell, COO

Exhibit No. 10.02	Employment Agreement, Richard Bernstein, Vice President, President of Sibling Music Corp.

Exhibit No. 10.03	Employment Agreement, William F. Plon, CFO

Exhibit No. 10.04	Bonus Compensation Plan